Exhibit 4.3

	COMMON		COMMON
	STOCK		STOCK
Number				Shares
	PAR VALUE		PAR VALUE
	$.125		$.125
[Engraved Picture of Globe and Chemists]

ORGANIZED UNDER THE LAWS OF THE STATE OF NEW JERSEY
CUSIP
SEE REVERSE FOR CERTAIN DEFINITIONS

NL Industries, Inc.

This is to certify that

Is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
N.L. Industries, Inc., transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.  Witness the facsimile seal of the corporation and the facsimile signatures of the duly authorized officers

Dated

[Facsimile Signature]
	Countersigned and Registered		President

	By	Transfer Agent and Registrar	[Facsimile Signature]
		Authorized Officer	Chief Financial Officer

NL Industries, Inc.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT (a) OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF COMMON STOCK AND THE SHARES OF PREFERRED STOCK OF EACH SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED AND (b) OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO DIVIDE THE SHARES OF PREFERRED STOCK INTO SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—	Custodian
TEN ENT	—	as tenants by the entireties			(Cust) (Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act (State)
Additional abbreviations may also be used though not in the above list.

For Value Received, ______ hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises

Dated,

Signature of Registered Holder(s):

X

Signature Guaranteed By:

Bank or Member Firm of Major Stock Exchange